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FIRST UNITED CORPORATION
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC Driver Opportunity Partners I LP J. Abbott R. Cooper Michael J. Driscoll, Ed.D Ethan C. Elzen Lisa Narrell-Mead
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its slate of director nominees at the upcoming annual meeting of shareholders of First United Corporation, a Maryland corporation (the “Company”).

Item 1: On April 30, 2020, Driver issued the following press release:

Driver Management Demands that First United Address Troubling Voting Irregularities from Past Shareholder Meetings

Questions First United’s Refusal to Address Driver’s Inquiry Regarding the Accuracy of Vote Tallies and Integrity of Meeting Results

Highlights the Company’s Misreporting of the Results of Say-on-Pay Proposals from 2009-2010

Cites Voting Irregularities as Another Example of Bad Judgment, Inadequate Oversight and Poor Corporate Governance from the Seven Directors Who Still Serve on the Board Today

Urges Shareholders to Vote on the WHITE Proxy Card to Elect Driver’s Three Highly-Qualified, Independent Director Nominees with Banking Sector Experience at the 2020 Annual Meeting

NEW YORK--(BUSINESS WIRE)--Driver Management Company LLC (“Driver”), the manager of an investment partnership that is the largest shareholder (holding more than 5% of the outstanding shares) of First United Corporation, (“First United” or the “Company”) (NASDAQ: FUNC), has sent a letter1 to John McCullough, First United’s Lead Director, demanding an explanation for the misleading voting information and irregular vote tallies in connection with First United’s 2010 proposal to declassify its Board of Directors (the “Board”). Visit www.RenovateMyBank.com to read the letter1 and obtain information about how to vote for change on the WHITE Proxy Card.

Abbott Cooper, Driver’s founder and managing member, commented:

“During the course of our investigation into First United’s poor corporate governance practices, we discovered a number of irregularities in connection with the Company’s proposal to declassify the Board that was voted on at the 2010 Annual Meeting of Shareholders of the Company (the “2010 Annual Meeting”). Last week, we sent a letter to John McCullough, First United’s Lead Director, demanding information about these irregularities, and we have yet to receive a response.

It is bad enough that shareholders have been stuck with a classified Board structure that reduces directors’ accountability to shareholders, despite the fact that more than 60% of all outstanding shares entitled to vote at the 2010 Annual Meeting were voted in favor of the Company’s declassification proposal. For First United to fail to explain obvious voting irregularities on a proposal that represents a best practice of corporate governance is outright offensive. It is equally offensive that First United touts a so-called ‘commitment’ to good governance even though it has never again taken the necessary steps to seek to declassify the Board.

1 https://renovatemybank.com/wp-content/uploads/2020/04/April-21-Letter-to-J-McCullough.pdf

We were also deeply troubled to discover that Mr. McCullough and the six other directors who remain on the Board today misreported First United’s ‘Say-on-Pay’ proposal votes in both 2009 and 2010, demonstrating yet another example of the Company’s apparent disregard for proper shareholder oversight.2 This inaccurate public disclosure – spanning two years – which was never corrected, was a serious blunder that allowed the Board and management to benefit as the Company appeared to effectively gift itself more votes in support of its Say-on-Pay proposal, to approve what we believe was excessive compensation for the Company’s executive officers immediately after the Great Recession. We find the Board’s pattern of ineffective oversight to be egregious, and we urge shareholders to reject the status quo of a Board that seems to habitually abuse shareholder rights while hollowly claiming it is committed to corporate governance.”

The following are just a few examples of First United’s disregard for shareholder rights:

•	Hiding behind Maryland law as an excuse to deny Driver access to key information about how to contact shareholders (which we believe First United will use for itself leading-up to the upcoming annual meeting);

•	Lobbying* the Maryland Commissioner of Financial Regulation to try to limit Driver’s ability to exercise its fundamental right to vote its shares of First United common stock;

•	Attempting to mislead shareholders by falsely suggesting that Driver’s nomination of three highly-qualified, independent director candidates is invalid;

•	Rejecting Driver’s good faith settlement offer and publicizing a misleading counter offer that would have isolated just one of our independent director nominees on First United’s eleven-member Board, and;

•	Maintaining a litany of repressive governance practices that undermine shareholders’ rights, such as the right to vote for all directors annually, the right to act by written consent (other than unanimously) and the right to call a special meeting with less than 50% of the outstanding shares.

*Shareholders should know Carissa Rodeheaver, First United’s Chairman and CEO, is the Chairman of the Maryland Bankers Association, which focuses on engaging with “state legislators, industry regulators and public policy makers on a frequent basis, keeping them informed of our members' concerns […]” Shareholders should also know that one of First United’s law firms, Gordon Feinblatt, is a registered lobbyist for the Association.

***

About Driver Management

Driver employs a valued-oriented, event-driven investment strategy that focuses exclusively on equities in the U.S. banking sector. The firm’s leadership has decades of experience advising and engaging with bank management teams and boards of directors on strategies for enhancing shareholder value.

Contacts

Investors:

Saratoga Proxy Consulting
John Ferguson / Joe Mills, 212-257-1311
jferguson@saratogaproxy.com / jmills@saratogaproxy.com

Media:

Profile
Greg Marose / Charlotte Kiaie, 347-343-2999
gmarose@profileadvisors.com / ckiaie@profileadvisors.com

2 First United Corporation Proxy Statement, 2010: https://www.sec.gov/Archives/edgar/data/763907/000114420410016056/v178407_def14a.htm

Item 2: Also on April 30, 2020, Driver posted the following materials to www.RenovateMyBank.com:

Press Release: Driver Management Corrects the Record Regarding First United's Disparaging and Misleading Account of Recent Events FEBRUARY 7, 2020 | *BUSINESS WIRE*

What's Wrong With This Picture? Part 3: Get To Know Your Directors: Ms. Kathyrn Burkey FEBRUARY 5, 2020

What's Wrong With This Picture? Part 2: Investor Outreach or Executive Boondoggle? JANUARY 15, 2020

Letter to Board, Shareholder List Request JANUARY 9, 2020

Letter to Lead Director, First United JANUARY 9, 2020

What's Wrong With This Picture? Part 1: Where Are the Analyses? JANUARY 6, 2020

Press Release: Driver Management Sends Letter to the Independent Directors of First United Corporation DECEMBER 16, 2019 | *BUSINESS WIRE*

Recent News Coverage

Driver takes issue with First United 2010 Vote APRIL 30, 2020 | *Activist Insight*

Activist Spotlight: Companies May Regret Rejecting Pre-Covid Deals APRIL 24, 2020 | *The Deal*

Driver Management Backed by 3 More Shareholders After First United's Stand-Alone Decision, Sources Say FEBRUARY 13, 2020 | *Reorg*

Driver Management Says First United Board Should Explore Sale FEBRUARY 7, 2020 | *Bloomberg*

13D Filings: Activist Holdings - First United JANUARY 17, 2020 | *BARRON'S*

First United shareholder launches proxy fight NOVEMBER 22, 2019 | *BALTIMORE BUSINESS JOURNAL*

First United faces possible board of directors upset NOVEMBER 22, 2019 | *THE DOMINION POST*

Activist investor Driver Management questions First United on Q3 earnings OCTOBER 23, 2019 | *S&P GLOBAL MARKET INTELLIGENCE*

Driver Management Pushes Small-Bank M&A OCTOBER 11, 2019 | *INSTITUTIONAL INVESTOR*

First United's engagement with Driver is tepid, activist says OCTOBER 4, 2019 | *ACTIVISTMONITOR*

First United in Maryland faces more pressure to sell OCTOBER 1, 2019 | *AMERICAN BANKER*

Firm urges First United board to explore sale SEPTEMBER 29, 2019 | *THE DOMINION POST*

First United, Sunrun and Other 13D Filings SEPTEMBER 13, 2019 | *BARRON'S*

Activist investor raises stake in First United Bank and Trust as push for sale continues SEPTEMBER 12, 2019 | *BALTIMORE BUSINESS JOURNAL*

Activist investor presses First United in Maryland to sell SEPTEMBER 6, 2019 | *AMERICAN BANKER*